Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			U	1	2
2. AMENDMENT/MODIFICATION NO. P00007	3. EFFECTIVE DATE 29-Sep-2020	4. REQUISITION/PURCHASE REQ. NO. 0010624278-0002	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE	W81XWH	7. ADMINISTERED BY (If other than item 6) CODE	W81XWH
USA MED RESEARCH ACQ ACTIVITY 820 CHANDLER ST FORT DETRICK MD 21702-5014		USA MED RESEARCH ACQ ACTIVITY 820 CHANDLER ST FORT DETRICK MD 21702-5014
8. NAME AND ADDRESS OF CONTRACT OR (No., Street, County, State and Zip Code) CLEVELAND BIOLABS, INC. CLEVELAND BIOLABS 73 HIGH ST STE 203A BUFFALO NY 14203-1149			9A. AMENDMENT OF SOLICIT AT ION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W81XWH-15-C-0101
10B. DATED (SEE ITEM 13)
CODE 3MWX2	FACILITY CODE	X	17-Aug-2015
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer                          ☐ is extended,              ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning                       copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE P LACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNT ING AND APPROPRIATION DAT A (If required) See Schedule
13. T HIS ITEM AP PLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES T HE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. T HIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, et c.) SET FORT H IN IT EM 14, PURSUANT T O T HE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INT O PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.243-2 Changes Cost-Reimbursement
E. IMPORTANT : Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF sect ion headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: pmartha205290

The purpose of this modification is to remove unliquidated obligation in the amount of $604,262.49.

The period of performance is unchanged.

The funded amount is changed.

All other terms and conditions remain unchanged. See continuation page for further detail.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print ) Christopher Zosh/Vice President of Finance		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print ) WAYNE A. MEDINA / CONTRACTING OFFICER TEL: 301-619-9204 EMAIL: wayne.a.medina2.civ@mail.mil
15B. CONTRACTOR/OFFEROR /S/ CHRISTOPHER ZOSH (Signature of person authorized to sign)	15C. DATE SIGNED 09/28/2020	16B. UNITED STATES OF AMERICA BY /S/ WAYNE A. MEDINA (Signature of Contracting Officer)	16C. DATE SIGNED 29-Sep-2020
EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

W81XWH-15-C-0101

P00007

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was decreased by $604,262.49 from $4,162,865.64 to $3,558,603.15.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0001

The estimated/max cost has decreased by $245,905.72 from $2,715,809.20 to $2,469,903.48.

The unit price amount has decreased by $245,905.72 from $3,299,215.00 to $3,053,309.28.

The total cost of this line item has decreased by $245,905.72 from $3,299,215.00 to $3,053,309.28.

CLIN 0002

The estimated/max cost has decreased by $358,356.77 from $863,650.64 to $505,293.87.

The unit price amount has decreased by $358,356.77 from $863,650.64 to $505,293.87.

The total cost of this line item has decreased by $358,356.77 from $863,650.64 to $505,293.87.

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was decreased by $604,262.49 from $4,162,865.64 to $3,558,603.15.

CLIN 0001:

AA: 09720142015013000018310443439410 R.0012069.1.1 6100.9000021001 A7444 (CIN GFEBS001062427800003) was decreased by $245,905.72 from $3,299,215.00 to $3,053,309.28

CLIN 0002:

AB: 09720142015013000018310444441410 R.0012070.1 6100.9000021001 A7444 (CIN GFEBS001062427800004) was decreased by $358,356.77 from $863,650.64 to $505,293.87

(End of Summary of Changes)